                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 30, 2005

                             TECHNEST HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           NEVADA                        000-27023             88-0357272
           ------                        ---------             ----------
(STATE OR OTHER JURISDICTION           (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)       IDENTIFICATION NUMBER)


                90 GROVE STREET, SUITE 205, RIDGEFIELD, CT 06877
                ------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (203) 431-1611
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Technest Holdings, Inc. ("Technest", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Technest expectations include the uncertainty regarding Technest's ability to repay existing indebtedness, lack of continuing operations, possible inability of Technest to continue in business and other risks detailed from time to time in Technest's SEC reports. No assurance can be given that investors of Technest will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On March 30, 2005, Mark Allen resigned from our Board of Directors. Mr. Allen's resignation became effective upon our receipt of his resignation letter on March 30, 2005. Mr. Allen's resignation is not due to a disagreement with the Company or any matter relating to the Company's operations, policies or practices.

         Prior to February 14, 2005, Mr. Allen had been the sole director of the Company for approximately one year. As the Company had no operations or officers during that time, Mr. Allen certified all periodic reports filed with the SEC.

         On April 1, 2005, we appointed our President, Joseph P. Mackin, to our Board of Directors. Dr. Mackin currently serves as the President of our wholly owned subsidiary Genex Technologies, Inc., a Maryland corporation, as well as being a Director and the President of our majority shareholder, Markland Technologies, Inc., a Florida corporation ("Markland"). Dr. Mackin has been employed by EOIR Technologies, Inc., a Virginia corporation and a wholly owned subsidiary of Markland, since 2000 and is currently the President and CEO of EOIR. Dr. Mackin is responsible for strategic technology development and Homeland Security initiatives as well as corporate day-to-day operations at EOIR. Prior to joining EOIR, Dr. Mackin was an Assistant Sensor Systems Group Leader at MIT Lincoln Laboratories. Dr. Mackin, a retired Army Colonel, has an extensive background in sensor development at all phases of the development cycle, having managed programs from concept development through engineering development to transition for production. Most notably, Dr. Mackin was the Army PM for the Second Generation Thermal Imaging System (FLIR), now in the newest versions of the M1A2 Army Battle Tank and the Bradley Fighting Vehicle. He has also served on the staff of the Army Acquisition Executive, where he had responsibility for all Army acquisition special classified programs. While at MIT's Lincoln Lab, he served as the technical lead for the Deputy Under Secretary of Defense for Science and Technology's (DUSD-S&T) Smart Sensor Web


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program, a multi-agency, multi-service network centric sensor demonstration program. He has served on numerous government panels and committees, and was most recently appointed to the prestigious National Academy of Science study called "ARMY S&T FOR HOMELAND DEFENSE" published in June 2003. Dr. Mackin was also recently appointed as a member of the Military Sensing Symposium (MSS) committee on Passive Sensors. Dr. Mackin holds a BS in Engineering from the United States Military Academy at West Point, a MS in Physics and Electro-Optics from the Naval Post Graduate School, and a PhD in Physics (Laser and Nuclear Physics) from the Massachusetts Institute of Technology. He is also a graduate of the Defense Services Management College.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     TECHNEST HOLDINGS, INC.



                                                     By: /s/ Robert Tarini
                                                         -----------------------
                                                         Chief Executive Officer





Date: April 4, 2005




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